                                                                   EXHIBIT 24(b)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, being an officer or director or both of SEARS, ROEBUCK AND CO., a New York corporation (the "Company"), hereby does constitute and appoint PAUL J. LISKA, GLENN R. RICHTER, LARRY R. RAYMOND, ANASTASIA D. KELLY and THOMAS E. BERGMANN, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, deliver or file (i) the Company's Registration Statement on Form S-3 for the registration of up to an aggregate principal amount of $9,500,000,000 of debt securities; (ii) any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 or any amendments or supplements to any of such registration statements; (iii) any application for registration or qualification (or exemption therefrom) of such debt securities under the blue sky or other federal or state securities laws and regulations; and (iv) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, each of the undersigned has subscribed his or her name on the date opposite his or her name below.



        Signature                                    Title                                            Date

/s/ Alan J. Lacy                          Chairman of the Board of Directors, President             July 11, 2002
----------------------------              and Chief Executive Officer and Director
Alan J. Lacy                              (Principal Executive Officer)



/s/ Paul J. Liska                         Executive Vice President and Chief                        July 11, 2002
----------------------------              Financial Officer
Paul J. Liska                             (Principal Financial Officer)


/s/ Thomas E. Bergmann                    Vice President and Controller                             July 26, 2002
---------------------------               (Principal Accounting Officer)
Thomas E. Bergmann



/s/ Hall Adams, Jr.                       Director                                                  July 15, 2002
----------------------------
Hall Adams, Jr.


/s/ Brenda C. Barnes                      Director                                                  July 12, 2002
----------------------------
Brenda C. Barnes


/s/ James R. Cantalupo                    Director                                                  July 16, 2002
----------------------------
James R. Cantalupo


/s/ Donald J. Carty                       Director                                                  July 15, 2002
----------------------------
Donald J. Carty


/s/ W. James Farrell                      Director                                                  July 15, 2002
----------------------------
W. James Farrell


/s/ Michael A. Miles                      Director                                                  July 15, 2002
----------------------------
Michael A. Miles


/s/ Hugh B. Price                         Director                                                  July 15, 2002
---------------------------
Hugh B. Price


/s/ Dorothy A. Terrell                    Director                                                  July 12, 2002
----------------------------
Dorothy A. Terrell


/s/ Raul Yzaguirre                        Director                                                  July 12, 2002
----------------------------
Raul Yzaguirre